UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): July 29, 2002



                           WEINGARTEN REALTY INVESTORS
             (Exact name of Registrant as specified in its Charter)


             Texas                        1-9876                74-1464203
  (State or other jurisdiction   (Commission file number)    (I.R.S. Employer
of incorporation or organization)                         Identification Number)


            2600 Citadel Plaza Drive, Suite 300, Houston, Texas 77008
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code:  (713) 866-6000



                                 Not applicable
          (Former name or former address, if changed since last report)


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ITEM  5.     OTHER  EVENTS.

     Weingarten Realty Investors is filing herewith a press release issued by it on July 29, 2002 as Exhibit 99.1, which is included herein. This press release was issued to report its second quarter earnings.


ITEM  7.     FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  INFORMATION AND
             EXHIBITS.

     (c)     Exhibits

     The following exhibit is filed with this report:

     99.1  Press Release issued by Weingarten Realty Investors on July 29, 2002.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2002                     WEINGARTEN REALTY INVESTORS



                                        By:  /s/  Joe D. Shafer
                                           -------------------------------------
                                           Joe D. Shafer
                                           Vice President/Controller


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                                INDEX TO EXHIBITS


99.1     Press  Release  issued by Weingarten Realty Investors on July 29, 2002.



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